POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares Global Agriculture Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 4 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (09/18/08)
Return Before Taxes	(0.78)%	13.69%	4.83%
Return After Taxes on Distributions	(1.00)%	13.60%	4.76%
Return After Taxes on Distributions and Sale of Fund Shares	0.04%	11.18%	3.92%
NASDAQ OMX Global Agriculture IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(0.58)%	14.27%	5.43%

Please Retain This Supplement For Future Reference.

P-PAGG-SUMPRO-1 SUP-2 050814